Exhibit 99.1
AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved. FY 2013 Investor & Analyst Day New York, NY January 23, 2013

AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved. Matt Kapusta | SVP, Business Development

Agenda Topic Presenter Strategic Overview Joseph DeVivo, President & CEO Peripheral Vascular John Soto, SVP & Global Business Leader Vascular Access Chuck Greiner, SVP & Global Business Leader Oncology /Surgery Rick Stark, SVP & Global Business Leader Break Financial Overview Mark Frost, EVP & CFO Regulatory Affairs Lou Mazzarese, SVP & Chief Regulatory Officer Clinical/Medical Affairs Dr. Frank Facchini, Medical Director R&D Overview George Bourne, Chief Technology & Ops Officer Closing Remarks Joseph DeVivo, President & CEO Q&A Technology Fair / Lunch

Forward-Looking Statements Notice Regarding Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2012. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason. In the United States, NanoKnife has been cleared by the FDA for use in the surgical ablation of soft tissue. NanoKnife has not been cleared for the treatment or therapy of a specific disease or condition. This document may discuss the use of NanoKnife for specific clinical indications for which it is not cleared in the United States at this time. Notice Regarding Non-GAAP Financial Measures Management uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported non-GAAP sales growth, adjusted EBITDA (income before interest, taxes, depreciation and amortization), cash EPS, adjusted EPS, EBIT margin and EBITDA margin. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved. Joseph DeVivo | President and CEO

A New Day… OUR VISION: To be recognized, trusted and respected worldwide as a leading provider of innovative image guided, minimally invasive solutions OUR MISSION: We will work each day with integrity and passion to deliver high-quality, innovative, cost-effective solutions that meet the needs of our customers, improve patients’ lives, provide opportunity for our employees to thrive and drive value for our shareholders and community

What we will do How we will do it Focus on the patient Live Quality Drive Value for the Customer Innovate Relentlessly Accountability Integrity Collaboration Tempo Our Core Values

Target Investments for Growth Drive Efficiency & Productivity Our Strategic Imperatives 2 We will focus our investments on opportunities that offer sustainable, profitable growth 3 We will enhance our profitability by driving operational excellence across the entire organization Improve Shareholder Returns We will develop innovative, differentiated and high quality products for clinicians and patients 1

Our Strategic Framework

Improve Shareholder Returns

Key Metrics
ROCE
EPS Growth
Cash Flow Generation

Targeted Investments for Growth

Innovation

Key Metrics
Vitality Index
Pipeline Strength

Vascular
- BioFlo
- API
- AngioVac

Oncology
- IRE
- Therm Abl

Capabilities
- Clinical
- Regulatory
- Reimb.

New Market Expansion

Key Metrics
Int'l Sales Growth
New Revenue Sources

Geographic and New Registrations
- Australia
- Latin America
- China
- Brazil
- Japan

Drive Efficiencies & Productivity

Operational Excellence

Key Metrics
Unit Costs
Asset Utilization

- SKU Rationalization
- Footprint Optimization
- Low cost Manuf.
- Insourcing

Optimized Go-to-Mkt Strategies

Key Metrics
SG&A % of Sales
Rep Productivity

- Call Point Focus
- Clinical Support
- GPO/IDNs/Tenders

Focused & Improved Execution

angiodynamics

Our Rapidly Changing Environment Regulatory Payers Hospitals Physicians Patients Increasing regulatory scrutiny Increasing pricing pressure and transparency Sluggish procedure volumes Increasing need for clinical and healthcare economic data Greater prevalence of contract purchasing OUR STAKEHOLDERS

Improving Our Competitiveness We are implementing strategies that will enable us to compete more effectively in the current global landscape Generate clinical and healthcare economic data that drive adoption Maintain regulatory compliance Focus on high value, differentiated technologies that support premium pricing Deliver quality and operational excellence Compete more effectively for GPOs, IDNs and Tenders Collaborate with all healthcare stakeholders, including hospital admin, payors Innovation Contracts Quality Excellence Multiple Stakeholders Data-Driven Compliance Increased Competitiveness

Execution Bolstered Management Team  New Chief Technology & Ops Officer and senior R&D managers New Heads of Regulatory, Quality, Clinical and Medical Affairs New Chief Financial Officer Increased FY13 synergy targets 40% to $7-10M and to $15M in FY14 Closure of Fremont and optimization of R&D Reduction in SG&A as a % of sales from 37% in FY12 to 29% in FY13 Acquisition of Navilyst Acquisitions of Vortex Medical in October 2012 and Microsulis (pending) Automated Power Injector to launch in FY14 BioFlo launched October 2012 Completed Quality Call to Action program Accelerating implementation of one Quality Management System Committed to continuous improvement in quality management systems   

Improving Business Trends

1H FY13



Global Revenue ($ millions)
$200
$195
$190
$185
$180
$175
$170
$165
$160
$155
$150
+1%
$169
$170
PRO FORMA 1H FY12
1H FY13

- Challenging US sales integration
- Q4 FY12 channel loading
- Soft summer procedure volume
- Lack of tip location
- Delayed NanoKnife purchases

2H FY13



Global Revenue ($ millions)
$200
$195
$190
$185
$180
$175
$170
$165
$160
$155
$150
+5 - 8%
$176
$185 - 190
PRO FORMA 2H FY12
2H FY13

- Increasing BioFlo momentum
- Launch of AngioVac
- Improving EVLT business
- Stabilizing US Sales Channel
- Strong NanoKnife pipeline

angiodynamics

Transformation to a Double-Digit Growth Company

Execution on our key strategic initiatives will drive a fundamental shift in our revenue base towards high growth



Growth > 10%
Growth < 10%
Sales (millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2013
2018
< 10% Growth
> 10%
+10% CAGR
~20% of Sales
VenaCure EVLT
NanoKnife
Int'l Microwave
< 10% Growth
> 10% Growth
~80% of Sales
VenaCure EVLT
NanoKnife
Global Microwave
AngioVac
BioFlo
Fluid Mgmt

angiodynamics

CRITICAL SUCCESS FACTOR Significant investments in our clinical and regulatory capabilities are essential to ensuring successful execution of our strategy Acute awareness of environmental factors Open/direct lines of communication with agencies Proactive/up-stream engagement of FDA Accelerated timelines for new product approvals Capacity for international registrations Minimize disruption in product availability Regulatory Strategic Imperatives Clinical Priorities Clinical Strategic Imperatives Strong and trusted partnerships with KOLs Investigator-sponsored research Post-market studies Reimbursement/healthcare economic value endpoints Deepening Organizational Capabilities in Clinical and Regulatory

OUR FOUNDATIONS FOR SUCCESS WILL NOT CHANGE We are intensely focused on delivering world-class quality and operational excellence across all aspects of our business Our goal is to generate an average of 50-100 bps of gross margin improvement each year through FY18 Invest in and cultivate our “culture of quality” Focus on regulatory excellence Continue to execute manufacturing cost savings Move to one, ubiquitous ERP system (Oracle) Explore restructuring programs to right-size our global footprint SKU reduction and product rationalizations World Class Quality and Operational Excellence

Sales force specialization is critical to delivering maximum value to all our customers – physicians, hospitals, GPOs and IDNs Oncology/ Surgery Peripheral Vascular Vascular Access VP Sales Area Sales Director VA Sales Rep PV Sales Rep O/S Sales Rep Regional/ Specialized Selling Teams U.S. Commercial Ops Global Businesses Customers GPOs Unified Sales Mgmt IHN/IDN Hospitals CEOs/CFOs/ Purchasing Managers Doctors IRs/ICs/ Surgeons/Nurses VA Specialist PV Specialist O/S Specialist Clinical Specialists Regional Managers Corp. Accts Director Optimizing Our U.S. Go-to-Market Strategy

We will accelerate growth internationally by making targeted investments in key markets $50M Mkt 8-10% Growth 4% Share BRAZIL $200M Mkt 10-15% Growth 2% Share CHINA $270M Mkt 3-5% Growth 2% Share JAPAN Sales reps Product Registrations IFUs Clinical Trials Regulatory Product Launches Manufacturing Infrastructure Distribution Increasing Investments in International Expansion

NEAR-TERM EXPECTATIONS + UPSIDE FROM STRATEGIC IMPERATIVES = LONG-TERM FINANCIAL GOALS Achieve high single digit revenue growth Achieve double digit operating margins Achieve double digit operating income growth Consistent double digit revenue growth Mid-teens operating margin Mid teens operating income growth Innovation New Market Expansion Targeted Investments for Growth Operational Excellence Optimized Go-to-Market Strategies Drive Efficiencies & Productivity Our Financial Aspirations

John Soto | SVP – Peripheral Vascular Global Business Leader AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

Focus on High Margin High Growth Products US-direct Reps and Clinical Specialists Int’l-direct and indirect Global Leader in Laser Venous Ablation Global Leader in Fluid Management Focused R&D Pipeline OUR VISION To be recognized, trusted and respected worldwide as a leader of innovative, cost-effective Peripheral Vascular solutions that meet the needs of our customers and that improve patients’ lives. Peripheral Vascular Peripheral Vascular PV Pro forma Global Sales $180M in FY12

Cardiovascular Market Venous Disease Market Current US Cardiology Manifold Share Opportunity in WW Cardiovascular $1.3 B Market Peripheral Vascular

Peripheral Vascular 5-Year Growth Strategy

AngioDynamics' Peripheral Vascular Long Term Growth Target:

8-12% CAGR

Continue Building Critical Mass in the Venous Space

1. Invest Significantly in the AngioVac Market
2. Drive Greater VenaCure EVLT Adoption

Develop Deeper Focus in the Cardiology Space

3. Revitalize NAMIC & Launch FM Innovation
4. Strategic Core Line Extensions & BD

angiodynamics

Peripheral Vascular Venous Strategy – Leadership Across the Superficial and Deep Systems Achieving leadership in Venous Disease will require focus across both the superficial and deep venous systems DEEP SUPERFICIAL DVTs Varicose Veins Pulmonary Embolisms

We are creating a deep product portfolio across the Thrombus Management continuum Peripheral Vascular Deep Venous Strategy – Depth in Thrombus Management

Additional: Annual Incidence Venous Thromboembolism (VTE) Incidence Overall ~1 Million VTE Events per Year in US Overall 300,000 VTE Deaths per Year in US - #3 cause Heit JA, et al. Blood. 2005;106:267A. Murphy SL, et al. Deaths: Preliminary Data for 2010. National Vital Statistics Reports; 2012 IVCF Thrombosis 14,000 RA Mass 47,000 TV Endocarditis 2,500 Catheter/ Lead RA 200,000 The Opportunity

The Problem and Current Treatment Options

- Venous segment- Largest procedural growth rate
- 2008 Surgeon Generals Call to Action - DVT and PE
- Clinical Trials are driving venous disease awareness and treatment (ATTRACT)*

Surgical Embolectomy

- Highly effective at removing all clots, fresh and chronic
- Rarely used except in sickest patients because highly invasive

Mechanical / PharmacoMechanical

- Adjunctive thrombolytics in > 60%
- Large % of patient population contraindicated to lytic usage

Oral Anticoagulation

- Does not remove clot burden

Systemic and Catheter Directed Thrombolysis

- Large % of patient population contradicted to lytic
- Multiple Days in the ICU

*Acute Venous Thrombosis: Thrombus Removal With Adjunctive Catheter-Directed Thrombolysis; ClinicalTrials.gov: NCT00790335

angiodynamics

A highly differentiated endovascular device Facilitates en bloc removal of undesirable intravascular material Large, established unmet market opportunity FDA cleared, with encouraging early market traction Synergistic call points – cardiac and vascular surgeons, interventionalist Highly attractive pricing and gross margins Scalable platform allows for rapid development of next generation devices Strong IP, including broad device and method patents A novel venous drainage cannula AngioVac – The Device  400 cases performed to date The AngioVac cannula is intended for use as a venous drainage cannula during extracorporeal bypass for up to six hours.

AngioVac – The Device Reinfusion Cannula Filter Saline Bag Centrifugal Pump Console AngioVac Cannula AngioVac Circuit The AngioVac devices are for use with other manufacturer’s off-the-shelf pump, filter, and reinfusion cannula, to facilitate venous drainage as part of a extracorporeal bypass procedure for up to six hours.

AngioVac Procedure

VenaCure EVLT

Large Underpenetrated Market Opportunity



<2% Receive Treatment
99% Untreated
30M People in USA w/ Varicose Veins



Valve
Regular blood flow
Warped Valve

- $240 million Global market; 10-15% CAGR'
- 100,000+ VenaCure EVLT procedures in FY13
- ANGO has ~25% share of Venous Ablation market and ~50% share of the Laser Ablation market
- Installed base of ~4000 units worldwide, including 400+ new 1470 lasers since launch in June 2011

Maximizing Two Technologies for Better Patient Outcomes…

angiodynamics

Maximizing Two Technologies for Better Patient Outcomes… VenaCure EVLT

Prevalence Diagnosed Treated AngioDynamics Seek Treatment 30M 5M 2M .4 .1 (Millions of US Patients) <1% of the population with Varicose Veins receives ANGO therapy Patient/Physician Awareness Reimbursement/Cost Clinical Evidence/QOL Physician Training Product Competitiveness Barriers to treatment The Opportunity – Varicose Veins

AngioDynamics FM Growth GM 2012 GM Target ASP’S ASP’S Fluid Management Market Market is under pressure: Highly competitive ASP Pressure Low margins Conversion to Automation By Automating we will: Rejuvenate growth in margins Create 100M automation business Increase sales +10% Improve margins

Long learning curve Increased set up time Lack of flow restriction indicator Contrast dosage to the patient Contrast use and waste per procedure Unreliable hemodynamics readings Greater control Reduced per procedure costs Provide greater protection and safety NAMIC API Key Features and Benefits Concerns Solutions provided by NAMIC API

45% 100% 25% AngioVac, EVLT, and Automation will provide the Peripheral Vascular business, Angio’s largest business unit, with three key high margin products geared toward long-term growth 65% 76% 24% Revenue 8-12% CAGR EVLT AngioVac API EVLT Summary

Chuck Greiner | VP – Vascular Access Global Business Leader AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

Vascular Access VA Product sales in over 50 markets globally US – Direct sales and clinical specialists Int’l – Direct in Canada, UK, Netherlands, France and Germany OUR VISION To become a leader in vascular access by introducing disruptive technologies that will help clinicians reduce catheter-related complications while significantly improving the quality of life for patients. Vascular Access Pro Forma Global Sales $113M FY12

Global Vascular Access Business $1B Global Market EU $100M US $700M LAC $90M Dialysis $230M 2-4% CAGR Ports $330M 3-5% CAGR PICCs $450M 5-7% CAGR New markets $115M

Drive global adoption of BioFlo Increase penetration of IDNs, GPOs and public Tenders Accelerate international expansion Vascular Access Long-term Growth Target: 8-10% CAGR Broaden offering to include tip location Vascular Access 5-Year Growth Strategy 4 3 2 1

Major Complications 25-33% of access devices occlude 58% of occlusions are a result of thrombosis Significant Costs Average cost for DVT ($9,805) Average cost per readmission ($11,862) CDC guidelines connect thrombosis to infection Thrombosis of vascular access devices leads to major complications and increased cost of care for hospitals and patients BioFlo – The Opportunity

The BioFlo Solution Estimated that more than 100 accounts have either converted to or are in the process of evaluating BioFlo The BioFlo Solution

BioFlo - Early Experiences

Results from an Ongoing Evaluation from a Major US Institution

Current Complication Rate

>5%

Symptomatic DVT

BioFlo Complication Rate

0%

Symptomatic DVT

"The results have been incredible…"

\- Clinical Evaluator

Results from an Int'l Institution Retrospective Analysis

BARD PowerPICC Solo2®

vs.

BioFlo with PASV PICC

BioFlo

- **48% reduction in occlusions**
- **38% reduction in t-PA use**
- **37% reduction in DVT**

NOTE: Preliminary retrospective data analysis conducted by independent investigators. BioFlo has been cleared in the U.S., approved in Canada, and CE Marked in Europe.

angiodynamics

PROOF: The PICC Related Obstruction Of Flow Study Confirming the initial reported data Clinical & Economic impact analysis The PROOF Study BioFlo – Clinical & Economic PROOF Multi center (5) Global Clinical PICC Study

VASCULAR ACCESS GPOs, IDNs, public Tenders – Leveraging Our Broad Product Portfolio Currently on contract with the four major US GPO’s & Health Canada Dialysis on the four major GPO’s and PICC/Port on Premier in the US Recently awarded major IDN, expecting announcement this quarter

New and Emerging Markets 20-25% CAGR Accelerating International Expansion Int’l Expected Mix (Target) US 75% 25%

Summary 1 Growing our core BioFlo product line 2 IDN, GPO and public tender penetration 3 Investment in clinical and economic impact data 4 Reaching deep into global markets 5 Broaden offering to include tip location

Rick Stark | SVP – Oncology/Surgery Global Business Leader AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

Oncology/ Surgery O/S High-Growth, High-Margin Product Portfolio US – Direct Sales Channel and Clinical Specialists Int’l – Direct in 5 Countries Focused Clinical Strategy OUR VISION Oncology Surgery will become the leader in ablation through the development and marketing of innovative, proprietary devices designed for the minimally invasive treatment of cancer. Oncology Surgery Pro Forma Global Sales $42M FY12

Acquisition Announcement

Microsulis We believe Microsulis is the leading microwave tumor ablation technology on the market today “Everything we wanted in a microwave device…” -Current AngioDynamics RFA Customer 2.45Ghz system for faster tissue penetration Single applicator 5 cm ablation Fast ablation times Predictable volumes of coagulation Attractive pricing and gross margins

3 1 2 4 Invest in clinical development Become the standard of care Increase thermal ablation share Invest in innovative product development AngioDynamics’ Oncology Surgery Long Term Growth Target: 15-20% CAGR Create Markets for Non-Thermal Ablation Expand in Thermal Ablation Oncology Surgery Five Year Growth Strategy

Angiodynamics offers a full complement of tumor ablation products that provide clinicians maximum choice in treating patients THERMAL NON-THERMAL “The US Nonvascular Interventional Radiology market with the fastest growth and greatest potential is the ablation device market” – MRG Nov. 2012 Expanding Our Leadership in Tumor Ablation

Microwave IRE Module RF Module Integrates RFA, IRE and MTA into one system First of its kind, modular platform ablation technology Common Graphic User Interface Integrated system controls Enhanced ease of use The Device – The Total Ablation System TAS

TAS – The Opportunity

NanoKnife Continues to Gain Traction System placements Utilization Clinical publications Clinical Studies

1 Leader in focal ablation therapies in surgical and interventional oncology 2 Best-in-class ablation modalities – solutions for every patient 3 Significant market opportunities within disease states with high unmet clinical needs 4 Large untapped market potential in focal treatment of pancreas and prostate cancers 5 Synergistic call points with a focus on key specialties 6 Highly attractive pricing and gross margin 7 Key investments driven by incremental growth strategy Summary

10 Minute Break AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

Mark Frost | EVP & CFO AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

Integrating Navilyst acquisition Leveraging cost synergies Margin expansion through sales leverage Optimizing R&D investment Driving adoption of AngioVac, BioFlo Maximizing US Microwave launch Strong and sustainable cash generation Near Term Priorities

Improve Shareholder Returns Pro Forma (in $M’s) Q2 H1 Net Sales - $’s - Growth rate 87 3% 170.4 1% Peripheral Vascular Growth rate 45.8 3% 89.1 2% Vascular Access Growth rate 26.7 (3%) 53.3 (4%) Oncology/Surgery Growth rate 12 12% 23.2 13% GM% 50.8% 51.5% Operating Income 7.5 14.8 Adjusted EPS 0.10 0.20 Adjusted EBITDA 13.8 27.0 Progress… more to come Fiscal 2013 First Half Results

Pro Forma (in $M’s) H2 FY13 Net Sales - $’s - % Growth 185 – 190 7% 355 – 360 4% Gross Margin 50 – 51% 50 – 51% Operating Income 14 - 17 29 - 31 EPS 0.20 – 0.22 0.40 – 0.42 Cash EPS* 0.39 – 0.4 0.73 – 0.75 EBITDA 29 - 30 56 - 57 Moving in the right direction Financial Outlook – FY13 Guidance *Represents adjusted EPS plus add back of amortization

Where we have come from… Financial results as reported In Millions

Median = 29% Median = 6% …our Operating Expenses are moving in line with our peer group… Efficiency & Optimization Efficiency & Optimization LOOKING AHEAD… Leaner and Improved Profitability Competitors Competitors

Median = 16% Median = 22% …and we expect operating margin and EBITDA margins to continue to increase substantially over the next 5 years Operating Leverage & Profitable Growth Operating Leverage & Profitable Growth LOOKING AHEAD… Leaner and Improved Profitability…But more Work to Do Adjusted Operating Margin 2012 Adjusted EBITDA Margin 2012 NOTE: Adjusted metrics exclude non-recurring charges Competitors Competitors

Fluid Mgmt PICCs Other PV 65% YoY Sales Growth EVLT Ports 0% 5% 10% 15% 20% 40% +50% HARVEST FIX INVEST SCALE Microwave IRE RFA Resection Other VA AngioVac Std GM% FY 2013: 4% Sales Growth; 50% GM% (10%) (5%) Transformation to a Double-Digit Growth Company HIGH LOW

Ports 0% 5% 10% 15% 20% +50% YoY Sales Growth 40% EVLT AngioVac 65% IRE Resection Other VA Other PV Fluid Mgmt Dialysis Microwave Std GM% PICCs RFA Long-Term: +10% Sales Growth; 60% GM% Transformation to a Double-Digit Growth Company (10%) (5%) HIGH LOW

Near Term International performance – 20% growth Specific product results: EVLT, NanoKnife, Microwave Sales force productivity, back on offense Move to one operating platform Long Term New product innovation International expansion to new markets Operational excellence Factors Driving Improved Financial Performance

Optimized R&D organization to accelerate new product pipeline Acquired new products like AngioVac, microwave with high growth potential Significantly improving quality management systems Continued rapid growth of International platform Drive for operational excellence Stronger executive management team and talent pool Accelerating Long Term Sales Growth & Profitability Summary

Lou Mazzarese | SVP – Chief Regulatory Officer AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

AngioDynamics Regulatory Imperatives Medical Device User Fee Re-Authorization (MDUFA III) Expanded product Indications for Use FDA - Current Environment

Rx and Med Device Product Problems FDA reviewer unrest Consumer Activism Changing Political Landscape / Pressure Legislative / Administrative Initiatives – 2012 MDUFA User Fees Current Environmental Factors

Acute awareness of environmental factors Open/Direct lines of communication with regulatory agencies Proactive/Up-stream engagement of FDA Accelerated timelines for new product approvals Minimize potential for interruption in product availability due to regulatory issues Regulatory Strategic Imperatives

Additional review and supervisory personnel Structured process for pre-submission meetings FDA feedback does not change unless new issues arise Substantive Interactions FDA feedback midway in review process FDA days to decision goals Meeting with FDA to discuss timeline for reaching decision FDA 2012 User Submission Fee

* Consolidation of Notified Body support in order to streamline CE Mark product registration and approvals Establishment of more direct product registration processes for BRIC countries (Brazil, Russia, India, China), Asia-Pac and Mexico Completion of European CE Mark for AngioVac, including expanded Indications for Use Target RFA approvals in Japan, Europe and Canada Completion of approval for pending Nanoknife application in South Korea Global Regulatory Focus

NanoKnife for use in treating tumors of the pancreas AngioVac for use in removing thrombus and clots Use of BioFlo products demonstrating significant reduction in procedure related thrombus and clotting Expanded Product Indications for Use

Dr. Frank Facchini | Medical Director AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

Protocol Title: PROOF: The PICC Related Obstruction Of Flow Study Purpose: To investigate whether the BioFlo PICC will be associated with a reduced incidence of catheter-related venous thrombosis (symptomatic and asymptomatic) compared to another commercially available PICC. Design: Randomized, Multi-center Enrollment: 300 patients (max) / 5 sites (min) / 10 sites (max) Study Objectives: Primary objective: To investigate the incidence of catheter-related venous thrombosis Secondary objectives: To investigate the incidence of other catheter-related complications To compare economic outcomes data with respect to medical resource utilization requirements Emphasis on Scientifically Backed, Clinically Relevant Data

Protocol Title: INSPIRE: A Safety Study to Investigate NanoKnife Surgery in Stage II Pancreatic Cancer with IRE (Irreversible Electroporation) Purpose: To confirm that the NanoKnife system is safe for use within the pancreas. Design: Single Arm, Multi-center Enrollment: 20 patients / 3 sites Study Objectives: To demonstrate the ability to maintain the integrity of surrounding critical structures during ablation and after ablation, confirmed via CT imaging and histopathologic assessments. Emphasis on Scientifically Backed, Clinically Relevant Data

Protocol Title: CROES: The safety and efficacy of Irreversible Electroporation for the ablation of prostate cancer assessed by procedural related side effects and post prostatectomy histology: A Prospective Human In-Vivo Study Purpose: To assess the safety, efficacy, and patient satisfaction of IRE for the ablation of prostate cancer Design: Single Arm, Multi-center, International Enrollment: Up to 16 patients / 1 site Study Objectives: Primary objective: To determine if IRE is safe as measured by adverse events To determine if complete ablation of the specified targeted ablation zone as measured by histopathology assessment Secondary objectives: To determine if there is a reduction in procedural side effects To measure quality of life Anticipated Enrollment Date: FY Q4 2013 Emphasis on Scientifically Backed, Clinically Relevant Data

George Bourne | SVP and Chief Technology & Operations Officer AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

GOAL: Angiodynamics R&D will deliver innovative, high quality product solutions for the treatment of vascular access, peripheral vascular and oncology disease states providing superior outcomes and reduced healthcare costs, in the following ways: Refined Organizational Structure to align with 3 businesses; Venous Access, Peripheral Vascular, and Oncology Formalized and expanded R&D Technology Center in MA and re-aligned additional R&D resources in NY manufacturing facilities Revitalized approach & expanded support of New Business Development by developing a Technical Assessment Committee Developed more robust Project Reporting, Prioritization Process and Financial Modeling Re-focused Clinical Affairs Group with a global perspective to fully support each business Established & globally expanded Medical Advisory Board and Nursing Leadership Forum Executive Summary

Focus is on Breakthrough & New Platform Programs

R&D and Clinical Innovation Drives Overall Growth

	Near Term (FY13-14)	Mid Term (FY15-16)	Long Term (FY17-18)
Vascular Access **VA**	• BioFlo™ Expanded Platforms • Expanded Port Offering • Tip Location • BioFlo PICC (PROOF) Study	• PICC Placement Tools • Next Generation Ports • Optimized Procedural Kits • BioFlo Dialysis Study	• Next Generation Dialysis • NG Valved Platforms • Alternative Bioactive Technology
Peripheral Vascular **PV**	• AngioVac® Enhancements • Various Procedural Packs • Expansion of Syringe Offerings • Closure Devices • Automated Power Injector	• AngioVac Low Profile • Coronary Angio Catheters • Next Gen Tumescent Delivery • Mechanical Thrombectomy	• Next Gen AngioVac • IRE Restenosis Platform • Non-Thermal Vein Ablation
Oncology/ Surgery **O/S**	• Microwave Introduction • NanoKnife® Platform Expansions • IRE Panc Safety (INSPIRE) Study	• Next Gen NanoKnife • Total Ablation System • IRE Pancreas Pivotal Study • Embolics	• Non-Paralytic IRE • IRE Alternative Apps

angiodynamics

Automated fluid management injector that allows the clinical to monitor invasive pressures and inject fluids during angiographic procedures. System consists of: Injector: bed/floor/ceiling mount or cart options Display screen Multi-use disposables: cartridge, hand-controller & foot pedal Single-use disposables: patient tubing set Ability to custom mix saline and contrast Peripheral Vascular Automated Power Injector Product Development Overview

Vascular Access BioFlo Technology Breakthrough technology designed to reduce the accumulation of catheter related thrombus Includes a robust technology Integrated throughout catheter shaft Extended Durability Excellent Mechanical Integrity Exceptional Chemical Resistance Ability to leverage into a variety of applications outside Vascular Access Product Development Overview

Catheter Wall Coating (Blue) Catheter Wall Impregnated Agent (Gold) Catheter Wall Coatings (On the surface) Impregnated (In the pores) BioFlo Technology (Throughout catheter material) Unlike other technologies that are superficial and/or transient, the BioFlo material is designed to be both integral and non-eluting. How the BioFlo Technology Compares Product Development Overview

Peripheral Vascular AngioVac Next Generation Innovative solution for the treatment of Venous Thrombembolism (VTE) (# 3 cause of deaths in US per year*) Expand the current technology platform with: Enhancements Multi-Port working channel hub for multiple accessory device introduction and use Improvements for procedural efficiency Low Profile Reduced profile for alternative applications Combination Technologies Combination of the AngioVac platform with other thrombectomy based technologies *Heit JA, et al. Blood. 2005;106:267A. Murphy SL, et al. Deaths: Preliminary Data for 2010. National Vital Statistics Reports; 2012. Product Development Overview

*Heit JA, et al. Blood. 2005;106:267A. Murphy SL, et al. Deaths: Preliminary Data for 2010. National Vital Statistics Reports; 2012. Peripheral Vascular Mechanical Thrombectomy Device treats peripheral venous (DVT) applications. Design concepts include: Nitinol basket delivered through sheath and expanded to contact vein wall at thrombus Aspiration ports: clot is drawn in with aspiration and fragmented using low speed counter rotating tubes Potential distal protection feature (e.g. balloon or filter) Product Development Overview

Microwave IRE Module RF Module Modular energy work station that incorporates IRE, RF, and microwave ablation platforms onto a single cart User Benefits include: Stacked configuration reduces surgical suite footprint Modular design improves flexibility and cost optimization Product Features: Cart appears a single piece of capital equipment Each device can be operated as a stand alone device GUI enables operation of each device Single pump with disposable cartridge system serves RF and microwave Oncology Total Ablation Solution Product Development Overview

GOAL: Angiodynamics R&D will deliver innovative, high quality product solutions for the treatment of vascular access, peripheral vascular and oncology disease states providing superior outcomes and reduced healthcare costs, in the following ways: Refined Organizational Structure to align with 3 businesses; Venous Access, Peripheral Vascular, and Oncology Formalized and expanded R&D Technology Center in MA and re-aligned additional R&D resources in NY manufacturing facilities Revitalized approach & expanded support of New Business Development by developing a Technical Assessment Committee Developed more robust Project Reporting, Prioritization Process and Financial Modeling Re-focused Clinical Affairs Group with a global perspective to fully support each business Established & globally expanded Medical Advisory Board and Nursing Leadership Forum Key Takeaway: Well-Positioned for Growth

Joseph DeVivo | President and CEO AngioDynamics, the AngioDynamics logo and other trademarks displayed in this presentation are trademarks owned and used by AngioDynamics, Inc. © Copyright 2012 AngioDynamics, Inc. All rights reserved.

EXECUTION OUR GROWTH DRIVERS NanoKnife New Registrations in Existing Mkts AngioVac API EVLT BioFlo Tip Location Microwave/ TAS China, Brazil & Japan Specialization GPO/IDNs/ Tenders Achieve high single digit revenue growth Achieve double digit operating margins Achieve double digit operating income growth Consistent double digit revenue growth Mid-teens operating margin Mid teens operating income growth NEAR-TERM GOALS LONG-TERM GOALS We Are In Position to Drive Shareholder Value Over the Long-term